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                                                                   EXHIBIT 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-88174) of Brookstone Company of our report dated March 23, 1999, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 23, 1999